UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2020

Commission File Number 1-9929

Insteel Industries, Inc.

(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation or organization)	56-0674867 (I.R.S. Employer Identification No.)

1373 Boggs Drive, Mount Airy, North Carolina (Address of principal executive offices)	27030 (Zip Code)

Registrant’s telephone number, including area code: (336) 786-2141

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered subject to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock (No Par Value)	IIIN	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05. Costs Associated with Exit or Disposal Activities.

The information set forth under Item 8.01 below is hereby incorporated into this Item 2.05 by reference.

Item 8.01. Other Events.

On March 17, 2020, Insteel Industries, Inc. issued a News Release announcing that its wholly-owned subsidiary, Insteel Wire Products Company (together referred to as “Insteel” or the “Company”), has acquired substantially all of the assets of Strand-Tech Manufacturing, Inc. (“STM”) for $22.5 million, subject to certain post-closing adjustments (the “Acquisition”). A copy of the release is attached hereto as Exhibit 99.1 and is hereby incorporated into this Item 8.01 by reference. STM is a leading manufacturer of prestressed concrete strand (“PC strand”) for concrete construction applications. For the twelve months ended February 2, 2020, STM’s sales were $29.0 million.

Under the terms of the purchase agreement, Insteel acquired, among other assets, STM’s accounts receivable, inventories, production equipment and facility located in Summerville, South Carolina. The purchase price is subject to an adjustment to be determined based on STM’s closing working capital balance. The transaction was funded from cash on hand.

Insteel plans to close the Summerville facility and move most of its equipment to the Company’s other three PC strand production facilities located in Gallatin, Tennessee; Houston, Texas; and Sanderson, Florida. Insteel expects to recover approximately $8.0 million of its initial investment in STM through the sale of the facility and the avoidance of future capital outlays resulting from the redeployment of the equipment.

The consolidation of facilities is expected to result in the elimination of up to 42 positions at the Summerville facility. Summerville employees will be offered employment at Insteel’s other facilities, together with relocation and transition assistance. Insteel expects to record a restructuring charge of approximately $1.8 million in connection with the closure of the facility, which includes $1.0 million for equipment relocation costs, $0.3 million for employee separation costs and $0.5 million for other closure-related costs. Insteel expects that substantially all of the restructuring charge will consist of cash expenditures, which are anticipated to begin in the second quarter of fiscal 2020 and continue through the remainder of the fiscal year.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. When used in this Current Report, the words “believes,” “anticipates,” “expects,” “estimates,” “appears,” “plans,” “intends,” “may,” “should,” “could” and similar expressions are intended to identify forward-looking statements. Although we believe that our plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, they are subject to a number of risks and uncertainties, and we can provide no assurances that such plans, intentions or expectations will be implemented or achieved. Many of these risks and uncertainties are discussed in detail and are updated from time to time in our filings with the U.S. Securities and Exchange Commission (the “SEC”), in particular in our Annual Report on Form 10-K for the fiscal year ended September 28, 2019.

All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. All forward-looking statements speak only to the respective dates on which such statements are made and we do not undertake any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as may be required by law.

It is not possible to anticipate and list all risks and uncertainties that may affect our future operations or financial performance; however, they include, but are not limited to, the following: potential difficulties that may be encountered in integrating the assets purchased in the Acquisition into our existing business, consolidating our PC strand facilities and realizing the anticipated synergies in connection with the Acquisition; competitive and customer responses to our expanded PC strand business; general economic and competitive conditions in the markets in which we operate; changes in the spending levels for nonresidential and residential construction and the impact on demand for our products; changes in the amount and duration of transportation funding provided by federal, state and local governments and the impact on spending for infrastructure construction and demand for our products; the cyclical nature of the steel and building material industries; credit market conditions and the relative availability of financing for us, our customers and the construction industry as a whole; fluctuations in the cost and availability of our primary raw material, hot-rolled steel wire rod, from domestic and foreign suppliers; competitive pricing pressures and our ability to raise selling prices in order to recover increases in raw material or operating costs; changes in United States or foreign trade policy, including the Section 232 tariff on imported steel, affecting imports or exports of steel wire rod or our products; unanticipated changes in customer demand, order patterns and inventory levels; the impact of fluctuations in demand and capacity utilization levels on our unit manufacturing costs; our ability to further develop the market for engineered structural mesh (“ESM”) and expand our shipments of ESM; legal, environmental, economic or regulatory developments that significantly impact our operating costs; unanticipated plant outages, equipment failures or labor difficulties; and the “Risk Factors” discussed in our Annual Report on Form 10-K for the fiscal year ended September 28, 2019 and in other filings made by us with the SEC.

Item 9.01. Financial Statements and Exhibits

(d)     Exhibits

Exhibit 99.1	News Release dated March 17, 2020 announcing the Acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INSTEEL INDUSTRIES, INC. Registrant

Date: March 17, 2020	By:	/s/ Michael C. Gazmarian
Michael C. Gazmarian
Vice President, Chief Financial Officer and Treasurer